Exhibit 10.10



                           SALE AND PURCHASE OF SHARES



         AGREEMENT made September 6, 2001, by and between IVIDEONOW, INC., a Delaware corporation (the "Seller"), and PAMELA JEAN GERBER, an individual (the "Buyer").


                                    RECITALS

         The  Seller  is the  owner of all of the  Common  Shares,  par one cent
($0.01)  per  share  (the  "Shares"),   of  Digital  Corporate  Profiles,   Inc.
("Digital").

         The Seller desires to sell, and the Buyer desires to purchase, all of such Shares at the price and subject to the terms and conditions set forth herein;

         Now, therefore, the parties agree as follows:

1. Sale of Stock. The Buyer shall purchase and the Seller shall sell an aggregate of One Thousand (1,000) Common Shares of Digital, constituting all of the issued and outstanding shares of Digital for the total purchase price of Twenty-Five Thousand Dollars ($25,000).

2. Representations of Seller. The Seller represents, warrants and agrees with the Buyer as follows:

         (a) Corporate Status. Digital is a corporation duly organized and existing in good standing under the laws of the State of California and has the corporate power to own its properties and carry on its business as now being owned and conducted.

         (b) Shares of Stock. The 1,000 Common Shares being sold pursuant to this Agreement constitute all of the issued and outstanding shares of Digital. All of such shares have been validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options or other agreements obligating Digital to issue additional shares or any other securities of any class.

         (c) Financial Statements. The balance sheet of Digital as at September 30, 2001, covering the nine-month period ended September 30, 2001, to be prepared by management, will be true and correct and shall not contain any misstatement of a material fact, or omit to state any fact required to make such balance sheet not misleading.


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         (d)      Financial Status. Upon the Closing, there shall be no material adverse change in the financial status of Digital since September 30, 2001, and since that date, Digital has been operated only in the normal course of business.

         (e) Title to Shares. The Seller has good and marketable title of the Common Shares of Digital, with the absolute right to sell, assign and transfer the same to the Buyer free and clear of all liens, pledges, security interests, or encumbrances and without any breach of any agreement to which it is party or parties.

         (f) Liabilities of Digital. The Seller represents that, to the best of its knowledge, there are no liabilities of Digital, other than those liabilities set forth on the Digital September 30, 2001, balance sheet.

3. Representations of Buyer. The Buyer represents, warrants, and agrees with the Seller that:

         (a) Status. The Buyer is an individual residing in the County of Los Angeles, State of California. Prior to Closing, she shall have reviewed the September 30, 2001, financial statements and is aware of Digital's business activities.

         (b) Seller to be Held Harmless. Buyer agrees to be responsible for the payment of all Digital liabilities set forth on the September 30, 2001, balance sheet and shall hold Seller harmless from any obligations, claims, demands or actions in law relating thereto.

4. Conditions to Buyer's Obligations. The obligations of the Buyer are subject, at its option, to the fulfillment on or before the Closing of each of the following conditions:

         (a) Seller's Representations and Warranties. There shall be furnished to the Buyer a certificate executed by the Seller to the effect that the representations and warranties of the Seller contained in this Agreement are true and correct at the date hereof and will be true and correct on and as of the Closing Date.

         (b) Opinion of Counsel. The Buyer shall have received the written opinion dated as of the Closing Date, from William B. Barnett, Esq., 15233 Ventura Boulevard, Suite 410, Sherman Oaks, California 91403, counsel for the Seller, to the effect that:

                  (i) Digital has been duly incorporated and is existing as a corporation in good standing under the laws of the State of California;

                  (ii) Digital is in good standing and legally authorized to carry on its business under the laws of the State of California; and


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                  (iii)    the shares of Digital  being  acquired have been duly
                           issued and are fully paid and nonassessable.

5. Conditions to Seller's Obligations. The obligations of the Seller are subject, at its option, to the fulfillment by the Buyer, on or before the Closing Date, of each of the following conditions:

         (a) Buyer's Representations and Warranties. The Buyer shall have furnished to the Seller a certificate of a duly authorized officer to the effect that the representations and warranties of the Buyer contained in paragraph 3 of this Agreement are true and correct at the date hereof, and will be true and correct on and as of the Closing Date.

         (b) Investment Intent. The Buyer shall have furnished to the Seller a representation in form satisfactory to the Seller's counsel that the Buyer is acquiring the shares of Digital for its own account for investment and not with a view to the resale or distribution thereof, that it understands the nature and effect of such representation, and that it will not sell or transfer any of the shares so acquired by it unless

                  (i) a registration statement under the Securities Act of 1933 ("Act") shall be in effect with respect thereto, or

                  (ii) it shall have received written notice from the Securities and Exchange Commission ("SEC") that such sale or transfer may be made without registration under said Act, or

                  (iii) it has received an opinion of counsel satisfactory to the Seller that registration under such Act is not required.

6. Payment of Purchase Price. The purchase price for the stock of Digital shall be paid at the Closing by the Buyer delivering to Seller a non-recourse promissory note in the amount of Twenty-Five Thousand Dollars ($25,000) payable with interest at eight percent (8%) per annum on or before December 31, 2006.

7. Promissory Note. Buyer's obligation to pay the unpaid balance of the purchase price shall be evidenced by the Buyer's promissory note payable to the order of the Seller, substantially in the form of Exhibit A attached hereto, dated as of the Closing Date and delivered to the Seller at the Closing, bearing interest at the rate of eight percent (8%) per annum, and payable with interest on or before December 31, 2006. The unpaid principal may be prepaid in whole or in part at any time at the option of the Buyer, without penalty or payment of interest beyond the date of any such prepayment.

8.       Security.

         (a) Escrow. As security for the payment of the purchase price as evidenced by the promissory note, the Seller shall have a security interest in common shares of Digital and at the

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                  Closing the Buyer shall  deliver the  certificates  evidencing such shares to Seller. All shares of Digital held in escrow by Seller shall be endorsed in blank by the Buyer or accompanied by duly executed stock powers. All rights in connection with or incident to the ownership of such shares shall be vested solely in the Buyer, subject to the provisions of the escrow and the rights of the Seller as pledgee and secured party.

         (b) Payment and Delivery of Shares. Upon payment by Buyer to Seller of the purchase price, any and all shares held in escrow shall be delivered to the Buyer.

         (c) Default and Remedies. If at any time there occurs a default in the payment by the Buyer of principal or interest of the promissory note provided for in paragraph 7, which default remains uncured for five (5) days after written notice thereof, all payments of unpaid principal and interest shall be accelerated and shall become due and payable immediately, and the share certificates shall be long to the Seller, or to its assigns, heirs, or personal representative, as the case may be. The Seller shall have the right to sell such shares or any part thereof, at public or private sale, at which the Seller may bid and purchase, on thirty (30) days' notice in writing to the Buyer; and the seller shall apply the proceeds of such sale to the expenses incident thereto, including counsel fees, and to the payment of the principal and interest upon the promissory note to the date of payment. The Seller shall have the right also to liquidate and dissolve Digital and, discharging its lawful debts, apply the proceeds of liquidation to the payment of principal and interest due on the note. The surplus, if any, resulting from the sale of the shares of Digital by the Seller, or its liquidation, shall be paid over to the buyer.

         (d) No Recourse Against Buyer. Liability of the Buyer to pay the promissory note is limited to the shares held by the Seller and in no event shall the Buyer be liable for any deficiency resulting from such sale of shares or liquidation of Digital, nor shall any action or proceeding be brought by the Seller against the Buyer to recover judgment against it upon the note.

         (e) Restriction on Activities of Buyer. So long as there remains an outstanding balance on the promissory note described in paragraph 7, Buyer agrees not to do any of the following. A failure to comply with such prohibitions shall constitute a default under the terms of said promissory note:

                  (i)      amend its Certificate of Incorporation of Bylaws;

                  (ii) issue or sell any shares, share-options, bonds, notes, or other corporate securities or obligations in excess of forty-nine percent (49%) of the issued and outstanding common stock;

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                  (iii)    sell, assign, or transfer any of its assets, tangible
                           or intangible, except in the ordinary course of business;

                  (iv) mortgage, pledge, create a security interest in, or otherwise encumber any of its assets, tangible or intangible, except in the ordinary course of business;

                  (v) declare or pay any dividends or other distributions to shareholders, whether in cash, corporate shares, or kind, or purchase or redeem any of its shares in excess of Ten Thousand Dollars ($10,000) per annum;

                  (vi) purchase the shares or securities of any other corporation;

                  (vii)    merge  or   consolidate   with  or  into  any   other
                           corporation, or liquidate or dissolve;

                  (viii) lend any of its funds or act as a guarantor or surety;

                  (ix) borrow any funds other than in the ordinary course of business for amounts in excess of Twenty-Five Thousand Dollars ($25,000) from any source whatever, whether secured or unsecured.

9. Closing. The Closing Date shall be October 5, 2001, and the Closing shall take place at 10:00 A.M. at the offices of William B. Barnett, Esq., at 15233 Ventura Boulevard, Suite 410, Sherman Oaks, California, unless otherwise agreed to in writing by the Buyer and the Seller. The effective date of the sale and purchase of Digital shall be September 30, 2001.

10. Indemnification. The Buyer shall indemnify and hold harmless the Seller, its successors and assigns against any and all damages resulting from any breach of any representation, warranty or agreement set forth in this Agreement, or the untruth or inaccuracy thereof including, but not limited to, all statements or figures contained in any of the exhibits to this Agreement. The Buyer shall indemnify and hold harmless the Seller against any and all debts, liabilities, choses in action, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth, or inaccuracy, or which may be incurred to compromise, or defend such liabilities, choses in action or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or excise taxes or state or municipal taxes of any nature. This obligation to indemnify and hold harmless shall survive the Closing but shall be limited to liabilities of which the Buyer shall receive notice in writing from the Seller or its successor or assigns within four (4) years from the date of the Closing of this transaction. The Seller, its successors and assigns, shall


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         notify the Buyer of any such liability,  asserted liability,  breach of warranty, untruth or inaccuracy of representation, or any claim thereof, with reasonable promptness, and the Buyer or his legal representatives shall have, at his election, the right to compromise or defend any such matter involving asserted liability of Digital through counsel of his own choosing, at the expense of the Buyer. Such notice and opportunity to compromise or defend, if applicable, shall be a condition precedent to any liability of the Buyer under this Agreement. The Buyer shall notify the Seller, or its successor or assigns, in writing promptly of his intention to compromise or defend any claim and the Seller, its successors or assigns, shall cooperate with the Buyer and his counsel in compromising or defending against any such claim.

11. Arbitration. All disputes between Buyer and Seller which cannot be resolved, shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association, except that any monetary claims for less than Five Thousand Dollars ($5,000) shall no be so submitted. Notwithstanding the provisions of this paragraph, either party shall have the right to seek injunctive relief in relation to any threatened conduct, which is permitted by applicable law. Expenses of arbitration shall be borne by the non-prevailing party in the arbitration proceeding, unless the selected arbitrator shall determine otherwise.

         The procedure for arbitration shall be in accordance with the rules of the American Arbitration Association, except that Buyer and Seller shall each select one arbitrator, and the two selected arbitrators shall choose a third arbitrator. Should either the Buyer or Seller fail to select an arbitrator within ten (10) days after arbitration is sought, or if the two arbitrators shall fail to select a third arbitrator within fifteen (15) days after arbitration is sought, the American Arbitration Association shall select the arbitrator.

12. "Due on Sale" Clause. If at any time prior to December 31 2004, the Buyer sells, transfers or conveys more than seventy-five percent (75%) of the shares received pursuant hereto, or causes substantially all of the assets of Digital to be sold, the unpaid balance of the purchase price together with interest thereon shall become immediately due and payable by the Buyer. Notwithstanding the foregoing, however, this paragraph shall not be applicable to any sale, transfer or conveyance of stock to any subsidiary of Buyer in which Buyer has at least an eighty percent (80) interest.

13. Expenses. Each party shall pay the expenses incurred by him or under or in connection with this Agreement, including counsel fees and expenses of his or its representatives, whether or not the transactions contemplated by this Agreement are consummated.

14. Finder's Fees. The Seller and the Buyer represent that there is no obligation to pay any commission finder's fee or similar charge in connection with the transactions provided for in this Agreement. The Seller and the Buyer will indemnify and hold each other harmless from and against any loss, liability and damage, including expenses arising out of any claim for any such commission, fee or charge, so far as any arises by reason of services alleged to have been rendered to or at the instance of such party.

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15.      Survival  of  Representations.  The  representations,   warranties  and
         agreements of Seller and Buyer contained in this Agreement shall survive the Closing and shall be unaffected by any investigation made by any party at any time.

16. Notices. All notices given under any of the provisions of this Agreement shall be deemed to have been duly given by the Buyer if mailed by registered or certified mail or sent by courier guaranteeing overnight delivery to the Buyer addressed to:

                           iVideoNow, Inc.
                           17327 Ventura Boulevard
                           Suite 200
                           Encino, CA 91316

         and shall be deemed to have been duly given by the Seller if mailed by registered or certified mail or sent by courier guaranteeing overnight delivery to the Buyer addressed to:

                           Pamela Jean Gerber
                           9739 Reseda Boulevard, #37
                           Northridge, CA 91324

         or to such other address as each of the foregoing may designate in writing by registered or certified mail or by courier guaranteeing overnight delivery to each of the others.

17. Amendment. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, or terminated orally, or in any manner other than by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

18. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties and their successors and assigns, heirs and personal representatives, except as otherwise expressly provided herein.

19.      Counterparts.   This  Agreement  may  be  executed  in  any  number  of
         counterparts, each of which shall be deemed to be an original.

20. Waiver. any waiver by either party of any breach or any term or condition of this Agreement shall not be deemed a waiver of any other breach, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or of any other provision, nor constitute nor be deemed a waiver or release of any other party for anything arising out of, connected with or based upon this Agreement.


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            [SIGNATURE PAGE TO SALE AND PURCHASE OF SHARES AGREEMENT]


         In Witness Whereof the parties have duly executed this Agreement as of the date first-above written.

                                               BUYER:

                                               Pamela Jean Gerber

                                               By: /s/ Pamela Jean Gerber
                                                   -------------------------
                                                   Pamela Jean Gerber

                                               SELLER:

                                               iVideoNow, Inc.

                                               By: /s/ Peter B. Dunn
                                                   -------------------------
                                                   Peter B. Dunn, President


































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                                       A-1

                                    EXHIBIT A


$25,000.00                                                    September 30, 2001



         FOR VALUE RECEIVED, Pamela Jean Gerber, an individual ("Gerber"), promises to pay to the order of iVideoNow, Inc. (the "Seller"), at 17327 Ventura Boulevard, Suite 200, Encino, California 91316, or at such other place as the Seller may from time to time designate in writing, the sum of Twenty-Five Thousand Dollars ($25,000), payable on December 31, 2006, together with interest from the date hereof at the rate of eight percent (8%) per annum on the unpaid portion of this Note.

         To secure the payment of this Note and the indebtedness evidenced hereby, Gerber has pledged certificates representing One Thousand (1,000) shares of the common stock of Digital, Corporate Profiles, Inc., a California corporation ("Digital"), which shares are held as a security for this Note pursuant to the terms of an Agreement of Sale by and between the parties hereto, dated September 6, 2001 ("Agreement"), and pursuant to the terms of an escrow agreement by and between the parties hereto.

         The liability of Gerber to pay this Note is limited to the shares held in escrow as security for payment of this Note, and in no event shall Gerber be liable for any deficiency resulting from the sale of such shares or the liquidation of Digital, nor shall any action or proceeding be brought against Gerber to recover judgment against Gerber upon any unpaid balance of this Note.

         Gerber shall have the right to prepay the unpaid principal in whole or in part at any time at its option, without penalty or payment of interest beyond the day of any such prepayment.

         The Seller, its successors and assigns, may declare the entire unpaid principal amount of this Note and accrued interest thereon immediately due and payable in the event that Gerber defaults in the payment of principal or interest under this Note, and such default remains uncured for five (5) days after written notice thereof, to Gerber in accordance with the notice provisions contained in paragraph 16 of the Agreement.

                                             Pamela Jean Gerber


                                             By: /s/ Pamela Jean Gerber
                                                 ---------------------------
                                                 Pamela Jean Gerber









                                      A-1